UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Carlyss Visit

[GRAPHIC OMITTED]

October 3rd, 2011
                                                                         Technip
                                                                take it further.
                                                                               1

Carlyss Visit

1.      Technip

        1.       Company overview
        2.       Subsea Capabilities
        3.       North America business unit

2.      Global / Technip Integration
                                                                               2

Carlyss Visit

Technip Overview
                                                                               3

Our Business and Key Figures

o    With engineering, technologies and project management, on land and at sea, safely and successfully delivering the best solutions for our clients in the energy business

o    A regular workforce of 25,000 in 48 countries

o    Industrial assets on all continents, a fleet of 18 operational vessels (2 others under construction)

o    2010 revenue: (euro) 6.1 billion (~ $8.5 billion USD)

o    2010 operational margin: 10.2%

                               [GRAPHIC OMITTED]

Energy is at the core of Technip
                                                                               4

Our Focus on HSE

o    The top priority
o    Objective of zero incidents and injuries
o    Integrated at a contract stage
o    Training

"I want Technip to become the reference company for Health, Safety and the
Environment."                        Thierry Pilenko, Chairman and CEO
                                                                               5

Our People are our critical assets

o Effectively manage talent

o Harmonized human resources processes through the world (HR Without Borders)

o Foster mobility in its 3 dimensions
  (geographic, functional and segmental)

o Train people and develop skills through
  Technip University

o Promote diversity
    o 104 nationalities represented in the Group

Our priority: develop talent pools worldwide and offer them exactly the same opportunities, regardless of countries or background
                                                                               6

Our 3 Segments for One Technip


Subsea

- Design, manufacture and supply of deepwater flexible and rigid pipelines, umbilicals, and riser systems
- Subsea construction and pipeline installation services
- Five state-of-the-art flexible pipe and umbilical manufacturing plants
- Four spoolbases for reeled pipeline assembly
- A constantly evolving fleet strategically deployed in the world's major offshore markets


Offshore

- Engineering and fabrication of fixed platforms for shallow waters (TPG 500, Unideck®)
- Engineering and fabrication of floating platforms for deep waters (Spar, semi-submersible platforms, FPSO)
- Leadership in floatover technology
- Floating Liquefied Natural Gas (FLNG)
- Management of construction yards


Onshore

- Gas treatment and liquefaction (LNG), Gas-to-Liquids (GTL)
- Oil refining (refining, hydrogen and sulphur units)
- Onshore pipelines
- Petrochemicals (ethylene, aromatics, olefins, polymers, fertilizers)
- Biofuel and renewable energies
- Non-oil activities (principally in life sciences, metals & mining, construction)

The best solutions across the value chain

Technip

Our Worldwide Footprint

                               [GRAPHIC OMITTED]

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A Growing and balanced backlog

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                                                                               9

Subseq Capabilities

                                [GRAPHIC OMITTED]

                                                                              10

Technip Subsea Segment

Products
--------
[GRAPHIC OMITTED]
Flexible Pipes

[GRAPHIC OMITTED]
Rigid Pipelines

[GRAPHIC OMITTED]
Umbilicals

Architecture and Engineering
----------------------------
[GRAPHIC OMITTED]

Services
--------
[GRAPHIC OMITTED]
Installation
and Construction

[GRAPHIC OMITTED]
Pipelaying

[GRAPHIC OMITTED]
Inspection, Repair and Maintenance
                                                                              11

Our Fleet

                               [GRAPHIC OMITTED]

Vessels under construction
                                                                              12

Technip Flexible Pipe Manufacturing Plants

Asiaflex Products
(Tanjung Langsat, Malaysia)
Workforce: nearly 200
Flexible pipe capacity: 150 km

Flexi France
(Le Trait, France)
Workforce: 1,000
Flexible pipe capacity: 480 km

Flexibras
(Vitoria, Brazil)
Workforce: 1,200
Flexible pipe capacity: 380 km
                                                                              13

Technip Umbilicals Manufacturing Plants

Duco Ltd (Newcastle, UK)
Workforce: 350
Steel/plastic umbilical
capacity: 300 km

Asiaflex Products (Tanjung Langsat,
Malaysia)
Workforce: nearly 200

Duco Inc
(Houston, US)
Workforce: 90
Steel umbilical capacity:
300 km

Angoflex
Lobito, Angola)
Steel umbilical capacity:
100 km
                                                                              14

Technip Spoolbases

                               [GRAPHIC OMITTED]

                                                                              15

Technip in North America

                               [GRAPHIC OMITTED]

                                                                              16

North America Region

o 2,500 people dedicated to Subsea, Offshore and Onshore segments

o Headquarter: Houston, Texas

o Reporting centers in Calgary, Claremont, Mobile, Channelview, Mobile,
  Monterrey, Port of Spain and Pori Finland fabrication yard

o A diversified and well-balanced portfolio of businesses
                                                                              17

North America Region – Key Clients and Projects

	Subsea	Offshore	Onshore	Recent Project Examples
ExxonMobil	√	√	√	Onshore environmental projects, Marine Well Containment Systems
Shell	√	√		Perdido, Princess
bp	√	√	√	Thunderhorse
Chevron	√	√	√	Tahiti
BR PETROBRAS	√	√	√	Cascade/Chinook
bhpbilliton	√	√		Shenzi
ATP Oil & Gas Corporation	√			Mirage
Mariner Energy	√			Bass Lite
Valero			√	St Charles, Port Arthur
Air Products			√	Baton Rouge, Garyville
Anadarko Petroleum Corporation	√	√		Jack St Malo, Lucius

Technip

Global / Technip Integration

                                                                              19

Legal Do's and Don'ts

o    Antitrust Requirements - until the deal has closed, Technip and Global must continue to: (1) compete; and (2) make independent business decisions.

o    Significant risk of delay in antitrust clearance and substantial fines for failure to observe.

     o    Integration planning is permissible; but implementation is not permitted

     o    Continuum of antitrust risk in integration planning
          o    Least risky -- back office, IT, other support functions
          o    Most risky -- forward, customer facing functions -- sales, marketing, strategic planning

                                                                              20

Legal Do's and Don'ts

DON'Ts:

o Technip cannot direct the business activities of Global
   o We can not require the review/consent to Globalos ordinary course contracts
   o We can not engage in joint bidding, joint negotiations, or joint sales calls with customers, outside of the ordinary course of business and/or without involvement of Legal

o Parties cannot stop competing, attempt to "manage" competition or "steer"
  customers pending closing

o Cannot transfer business assets between the companies

o Cannot discuss or exchange competitively sensitive information

o Cannot hold joint meetings to discuss:
   o Pricing
   o Marketing
   o Customers or competition
   o Other core activities where we are in competition
                                                                              21

Legal Do's and Don'ts

DO's:

o Can conduct joint meetings if we are in a pre-existing commercial alliance

o Can inform particular employees that they will be retained after closing

o Can issue "future organization charts" that are subject to closing

o Can negotiate packages for future employees subject to closing

o Can hold meetings where we describe our current business activities and how we see future integration subject to closing. This applies also to working methodology and technical issues so long as they are subject to closing

                                                                              22

Integration Team 10 + 10

Disciplines	Global	Technip
Team Leader	-	Deanna Goodwin
Leadership support	John Sprot	-
Fleet and Operations:	-	Carl Holmen
Fleet	Grant Johnson	Ian McCall
Operations	Matt Osborne	David McGuire
Business Development	Emiliano Pescador	Scott Munro
HSE and Quality	Tim Chetwynd	Audrey Brown
Finance	Kim Craig	Franck Topalian
Legal	Jim Wynn	John Freeman
MIS	Sven Feldhaus	Sandra Barnett
Human Resources	Jamie Hinch	Steve Allen
Process support	Luis Rey	-

Technip

Integration Objectives (post-closing)

1.      Retain the talent and capabilities of Global Industries.

2.      Build quality back-log of projects.

3.      Reinforce leadership in Subsea (increase Technipos current addressable market in subsea by 30%).

4.      Achieve a break-even result in 2012.

5.      Achieve the cost-savings target ($30 million in 2013).

6.      Achieve the long-term target ROCE of 15%.
                                                                              24

Phases of the Integration Process

                               [GRAPHIC OMITTED]

                                                                              25

Near-term plans: October 2011
October Objective: Gain a common understanding

                               [GRAPHIC OMITTED]

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Integration Summary

1.      Retain the capabilities = focus on the people.

2.      We must follow the legal doos and donots.

3.      Our first step is to gain a better understanding of how we each currently operate.

4.      Next we will create a "common sense" plan.

        o        Based on the facts, involving as many people as practical
        o        Focused on the objectives, and
        o        Considering the long-term.
        As soon as possible!!

5.      Donot lose or break anything.

(All subject to closing)
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SEC Filing legend

In connection with the proposed transaction, Global Industries will file a proxy statement and other relevant documents with the SEC. Before making any voting decisions, investors and security holders of Global Industries are urged to read the proxy statement carefully and in its entirety when it becomes available and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at In addition, documents filed with the SEC by Global Industries are available free of charge by writing Global Industries at the following address: Global
Industries, 8000 Global Industries, 8000 Global Drive, Carlyss Louisiana 70665,
Attention: Investor Relations. Documents filed with the SEC by Technip are available free of charge from Technip s website at
http://investors-en.technip.com.
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QUESTIONS

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